Exhibit 99.1

[Logos Omitted]

WPS Resources Corporation and Peoples Energy Corporation to Webcast Investor Presentation

Green Bay, WI, and Chicago, July 12, 2006 — WPS Resources Corporation (NYSE: WPS) and Peoples Energy Corporation (NYSE: PGL) will webcast a presentation on the proposed combination of the two companies, which was announced on July 10, 2006. The presentation is today, July 12, 2006, at 11:00 a.m. Central Time (12:00 noon Eastern Time). The content of the formal presentation will be the same as the conference call held on July 10, 2006, at 9:00 a.m. Central Time (10:00 a.m. Eastern Time). A question and answer session will follow the presentation.

To listen to the presentation via web cast or to replay it, visit the “Investor Information” section of the WPS Resources Web site at www.wpsr.com or the “Investor” section of the Peoples Energy Web site at www.peoplesenergy.com and the live webcast icon on the Corporate Overview page. The webcast replay will be available through August 11, 2006.

About WPS Resources Corporation

WPS Resources (NYSE: WPS), based in Green Bay, Wisconsin, is a holding company with five major subsidiaries providing electric and natural gas energy and related services in both regulated and non-regulated energy markets. Its largest subsidiary is Wisconsin Public Service Corporation, a regulated electric and natural gas utility serving northeastern Wisconsin and a portion of Michigan’s Upper Peninsula. Wisconsin Public Service serves more than 425,000 electric customers and 308,000 natural gas customers. Another subsidiary, Upper Peninsula Power Company, is a regulated electric utility that serves approximately 52,000 electric customers in Michigan’s Upper Peninsula. Michigan Gas Utilities Corporation is a regulated natural gas utility serving 161,000 customers in lower Michigan. Minnesota Energy Services Corporation is a regulated natural gas utility serving more than 200,000 customers throughout Minnesota.

WPS Resources’ major non-regulated subsidiary consists of WPS Energy Services, Inc., a diversified non-regulated energy supply and services company serving commercial, industrial and wholesale customers and aggregated groups of residential customers. Its principal market is the northeast quadrant of the United States and adjacent portions of Canada. Its principal operations are in Illinois, Maine, Michigan, Ohio, Texas, Virginia, and Wisconsin in the United States and Alberta, Ontario, and Quebec in Canada. WPS Energy Services also owns and/or operates non-regulated electric generation facilities in Wisconsin, Maine, Pennsylvania, New York, and New Brunswick, Canada; steam production facilities in Arkansas and Oregon; and a partial interest in a synthetic fuel processing facility in Kentucky.

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Visit the WPS Resources Web site at www.wpsr.com for additional information.

About Peoples Energy

Peoples Energy, (NYSE: PGL) a member of the S&P 500, is a diversified energy company consisting of four primary business segments: Gas Distribution, Oil and Gas Production, Energy Assets and Energy Marketing. Peoples Gas and North Shore Gas, regulated utilities, deliver natural gas to about one million customers in the City of Chicago and 54 communities in northeastern Illinois. The company’s non-utility businesses include Peoples Energy Services (PESC) and Peoples Energy Production (PEP). PESC, launched in 1996, serves more than 25,000 customers. PESC provides a portfolio of products to manage energy needs of business, institutional and residential consumers in today’s volatile and complex energy market. The company recently won approval to offer services in Michigan, Ohio and New York. PEP, founded in 1998, is primarily focused on acquiring proven, onshore reserves with upside potential in a limited number of strategic supply basins. Value is then added through drilling programs, production enhancements and reservoir optimization. The company’s acquisition and drilling efforts are primarily focused on natural gas. Visit our website at www.peoplesenergy.com.

Contact Information:

For WPS Resources Corporation

Joseph P. O’Leary (Investor Relations) Senior Vice President and Chief Financial Officer (920) 433-1463

Donna M. Sheedy (Investor Relations) Manager Investor Relations (920) 433-1857

Thomas P. Meinz (Media) Executive Vice President — Public Affairs (920) 433-1293

For Peoples Energy

Thomas Nardi (Investor Relations) Executive Vice President and Chief Financial Officer (312) 240-7152

Douglas Ruschau (Investor Relations) Vice President, Finance and Treasurer (312) 240-3818

Rod Sierra (Media) Vice President, Communications and Government Relations (312) 240-4567

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Additional Information:

This communication is not a solicitation of a proxy from any security holder of WPS Resources Corporation or Peoples Energy Corporation. WPS Resources Corporation intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. The registration statement will include a joint proxy statement of WPS Resources Corporation and Peoples Energy Corporation that also constitutes a prospectus of WPS Resources Corporation, which will be sent to the shareholders of WPS Resources Corporation and Peoples Energy Corporation. Shareholders are urged to read the joint proxy statement/prospectus and any other relevant document when they become available, because they will contain important information about WPS Resources Corporation, Peoples Energy Corporation and the proposed transaction. A definitive proxy statement will be sent to shareholders of WPS Resources Corporation and Peoples Energy Corporation seeking approval of the proposed transaction. The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from WPS Resources Corporation upon written request to WPS Resources Corporation, Attention: Barth J. Wolf, Secretary and Manager — Legal Services, P.O. Box 19001, Green Bay, Wisconsin 54307-9001, or by calling (920) 433-1727, or from Peoples Energy Corporation, upon written request to Peoples Energy Corporation, Attention: Secretary, 130 East Randolph Drive, 24th Floor, Chicago, Illinois 60601, or by calling (312) 240-4366.

Participants in the Proposed Transaction:

WPS Resources Corporation, Peoples Energy Corporation and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of WPS Resources Corporation may be found in its 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on April 7, 2006. Information about the directors and executive officers of Peoples Energy Corporation may be found in its Amendment No. 1 to its 2005 Annual Report on Form 10-K filed with the SEC on December 14, 2005 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on January 1, 2006. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Non-Solicitation:

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.